First Investors New York Tax Exempt Fund		Ticker Symbols
Summary Prospectus	May 1, 2017	Class A: FNYFX
Class B: FNYGX
Advisor Class: FNYHX
Institutional Class: FNYJX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find this and other information about the Fund, including the statement  of additional information (“SAI”) and most recent reports to shareholders,  at www.foresters.com/prospectuses.  You can also get this information at no cost by calling 1 (800) 423-4026 or by emailing investorservices@foresters.com.  The Fund’s prospectus and SAI, dated May 1, 2017, as each may be amended or supplemented, and the financial statements included in the annual report to shareholders, dated December 31, 2016, are incorporated herein by reference.

Investment Objective:  A high level of interest income that is exempt from both federal and state income tax for individual residents of the state of New York.  The Fund also seeks income that is not a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 98 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.12%	0.11%	0.11%	0.10%
Total Annual Fund Operating Expenses	1.02%	1.71%	0.71%	0.70%
1. A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$500	$712	$941	$1,598
Class B shares	$574	$839	$1,128	$1,837
Advisor Class shares	$73	$227	$395	$883
Institutional Class shares	$72	$224	$390	$871
You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$174	$539	$928	$1,837

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies:  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a Tax Preference Item, and any applicable state income tax for individual residents of the state of New York.  However, the Fund typically attempts to invest all of its assets in such securities.  Such securities include obligations issued by municipalities and other authorities in New York and U.S. possessions and territories, such as Puerto Rico.  In certain cases, dividends paid by the Fund may also be exempt from local income taxes.
The Fund generally invests only in high quality municipal securities that are rated as, or, if unrated, are determined by the Fund to be, investment grade at the time of purchase.  Typically, the securities purchased by the Fund have maturities of fifteen years or more.  However, the Fund may invest in securities with any maturity and may invest in derivatives, including: inverse floaters, interest rate swaps, futures, and options on futures to increase income, hedge against interest rate changes or enhance potential return.  The Fund may invest in securities insured against default by independent insurance companies.  In selecting investments, the Fund considers various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy.
The Fund may sell a security for various reasons, including to adjust the Fund's sensitivity to changes in interest rates (duration), replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash.  The Fund generally considers taxes in deciding whether to sell an investment.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Principal risks of investing in the Fund are:
Call Risk.  When interest rates fall, a callable bond issuer may “call” or repay the security before its stated maturity, and the Fund’s income may decline if it has to reinvest the proceeds at lower interest rates.
Concentration Risk.  The Fund’s return will be affected significantly by events that affect New York’s economy as well as legislative, political and judicial changes in the state.  The Fund’s portfolio may be concentrated in a relatively small number of issuers.
Credit Risk.  An issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the issuer’s credit quality and, for insured securities, the quality of the insurer.  A municipal issuer’s ability to pay interest and principal may be adversely affected by factors such as economic, political, regulatory, or legal developments; a credit rating downgrade; or other adverse news.
Derivatives Risk.  Inverse floaters, interest rate swaps, futures, and options on futures involve risks, such as possible default by a counterparty to a swap agreement, potential losses if interest rates do not move as expected, and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the  volatility of the Fund’s share price and expose it to significant costs.  The Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover its derivatives positions, which cannot be sold while the position they are covering is outstanding unless they are replaced with other assets of equal value. Investments in derivatives may cause leverage and magnify potential losses.  Derivatives may be difficult to sell, unwind or value.
Interest Rate Risk.  In general, when interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.  The Fund typically purchases securities with longer maturities and durations and, therefore, has a high degree of interest rate risk.  The Fund’s yield may decline if interest rates decline.
Liquidity Risk.  The Fund is susceptible to the risk that certain investments, such as municipal securities and derivatives, may be difficult or impossible to sell at a favorable time or price, when, for example, the Fund requires liquidity to make redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.
Market Risk.  The prices of municipal securities may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments, interest rate fluctuations, and circumstances directly involving the issuers.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Municipal Securities Risk.  Investments in municipal securities may be negatively affected by political, legal or judicial developments and by economic conditions that threaten the ability of municipalities to raise taxes or otherwise collect revenue.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
Tax Risk.  The Fund may invest in securities that pay taxable interest and/or pay interest that is a Tax Preference Item or effect transactions that produce taxable capital gains.  Interest on municipal securities may also become subject to income tax due to an adverse legal change or other events.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.foresters.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 6.89% (for the quarter ended September 30, 2009) and the lowest quarterly return was -5.11% (for the quarter ended December 31, 2010).

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares
(Return Before Taxes)	-5.56%	1.64%	3.17%	--
(Return After Taxes on Distributions)	-5.56%	1.64%	3.17%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	-1.64%	1.92%	3.22%	--
Class B Shares (Return Before Taxes)	-4.34%	1.77%	3.19%	--
Advisor Class Shares (Return Before Taxes)	0.51%	--	--	1.60%
Institutional Class Shares (Return Before Taxes)	0.44%	--	--	1.61%
BofA Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)	0.44%	3.53%	4.38%	2.39%
* The average annual total returns shown for Advisor Class and Institutional Class shares are for the period since their commencement on 5/1/13.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”)
Portfolio Manager:  Clark D. Wagner, President of FIMCO, serves as Co-Portfolio Manager and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1991. Patrick Tucci, CFA, has served as Co-Portfolio Manager of the Fund since May 2016.
Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.
Tax Information: The Fund intends to distribute dividends that are generally exempt from federal income tax and are not a Tax Preference Item. However, a portion of the Fund’s distributions may be subject to such tax or be a Tax Preference Item. The Fund also intends to distribute dividends that are also exempt from state income taxes and, in certain instances, local income taxes for resident shareholders of the state of New York; however, certain distributions may be subject to capital gains tax.
Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FFS pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, which receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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